Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (the “Fund”),

a series of Virtus Asset Trust

Supplement dated December 1, 2025 to the Virtus Asset Trust

Statutory Prospectus dated April 28, 2025, as supplemented

Important Notice to Investors

Effective January 21, 2026, Virtus will discontinue the checkwriting feature for the Fund and checkwriting checks will no longer be honored or accepted after this date.

The disclosure pertaining to the checkwriting feature, which appears in the sixth bullet point in the “How to Sell Shares” section under “Class A Shares, Class C Shares and Class I Shares Only” on page 95 of the Fund’s statutory prospectus, will be removed.

Investors should retain this supplement with the Prospectus for future reference.

VAT 8622/Seix USGUSB Checkwriting Discontinuance (12/2025)